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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 22, 1998

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                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Ohio                        0-21026                    31-1364046
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(STATE OR OTHER          (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER ITEMS.

         On December 22, 1998, Rocky Shoes & Boots, Inc., an Ohio corporation, issued a press release announcing the resignation of William S. Moore, Senior Vice President of Sales and Marketing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROCKY SHOES & BOOTS, INC.

Date:  January 15, 1999            By: /s/ David Fraedrich
                                      -----------------------------------------
                                      David Fraedrich, Executive Vice President
                                      and Chief Financial Officer

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                                  EXHIBIT INDEX


     Exhibit No.                 Description

         99 Press Release, dated December 22, 1998, entitled "Rocky Shoes & Boots, Inc. Announces Resignation of William S. Moore, Senior Vice President of Sales and Marketing."